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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION  13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                ________________

      Date of Report (Date of earliest event reported):  January 24, 1994


                            MAXUS ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

1-8567-2                                                              75-1891531
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)



              717 North Harwood Street, Dallas, Texas  75201-6594
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (214) 953-2000



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ITEM 5.  OTHER INFORMATION

     On January 24, 1994, the Registrant, pursuant to Section 245 of Delaware Corporation Law, filed its restated certificate of incorporation with the Secretary of State of Delaware integrating into a single instrument all of the provisions of its certificate of incorporation then in effect and operative.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements
          --------------------
            Inapplicable.

     (b)  Exhibits
          --------

          3.(i) - Restated Certificate of Incorporation of the Registrant as filed with the Secretary of State of Delaware on January 24, 1994.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MAXUS ENERGY CORPORATION

                                    By:     G. R. Brown
                                       ----------------------------------------
                                         G. R. Brown
                                         Vice President and Controller



Dated:  January 26, 1994

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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                        Exhibit
- ------                        -------

 3.(i) Restated Certificate of Incorporation of the Registrant as filed with the Secretary of State of Delaware on January 24, 1994.

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